Patrick Industries, Inc. Appoints Jake Petkovich as Chief Financial Officer ELKHART, IN – November 24, 2020 - Patrick Industries, Inc. (NASDAQ: PATK) (“Patrick” or the “Company”) announced today that it has appointed Jake Petkovich as Executive Vice President of Finance, Chief Financial Officer (“CFO”), and Treasurer of the Company, effective immediately. “After a thoughtful and diligent search for a candidate whose values, energy, passion, talent, and expertise align with Patrick’s core values and business needs, we are very excited to welcome Jake on board to lead the Company’s finance function, as well as manage relationships with our financial institutions, shareholders, analysts and other key stakeholders,” said Andy Nemeth, President and Chief Executive Officer of Patrick. “Jake brings a wealth of financial, strategic and M&A experience, and I am confident he will provide the leadership necessary to continue to help us drive and execute on our strategic growth plan and create and promote shareholder value. Jake joins the Company from Wells Fargo Securities, where his deep expertise in investment banking, capital markets, and leveraged finance brings synergy, talent, and additional depth to our team.” Mr. Petkovich commented, “I am both excited and humbled to be joining the Patrick family and look forward to working with the entire team to further enhance the Company’s financial and operational performance, play a key role in driving the execution of Patrick’s strategic growth initiatives, and maximize growth and potential for all of our stakeholders.” Prior to joining Patrick, Mr. Petkovich served as Managing Director in the Leveraged Finance Group of Wells Fargo Securities and predecessor Wachovia Securities from 2004 to 2020, performing in various senior leadership roles responsible for leading, underwriting, structuring and arranging financing solutions to support issuers’ access to the capital markets for acquisition financings, recapitalizations, refinancings and restructurings. Prior to his banking and finance career, Mr. Petkovich served as an infantry officer in the United States Army from 1995 to 2002, leading soldiers in both domestic and overseas deployment assignments. He earned a BA in Accounting from Washington and Jefferson College and an MBA with a concentration in finance from the College of William and Mary. “We would also like to thank John Forbes, a long-time member of Patrick’s Board of Directors who has served as Interim CFO since June 2020, for all of his efforts and leadership in providing a seamless transition and allowing us the time and patience to conduct a thorough and disciplined search process,” said Mr. Nemeth. “John’s contributions were many and invaluable. We are grateful to have had the opportunity to work with John as we continue to advance our organizational goals and objectives. John will remain in his role as a Director and will work with the Company to support an orderly transition over the next 60 days.”

2 About Patrick Industries, Inc. Patrick Industries, Inc. is a major manufacturer and distributor of component products and building products serving the recreational vehicle, marine, manufactured housing, residential housing, high-rise, hospitality, kitchen cabinet, office and household furniture, fixtures and commercial furnishings, and other industrial markets and operates coast-to-coast in various locations throughout the United States and in Canada, China and the Netherlands. Patrick’s major manufactured products include decorative vinyl and paper laminated panels, countertops, fabricated aluminum products, wrapped profile mouldings, slide-out trim and fascia, cabinet doors and components, hardwood furniture, fiberglass bath fixtures and tile systems, thermoformed shower surrounds, specialty bath and closet building products, fiberglass and plastic helm systems and component products, wiring and wire harnesses, boat covers, towers, tops and frames, electrical systems components including instrument and dash panels, softwoods lumber, interior passage doors, air handling products, RV painting, slotwall panels and components, aluminum fuel tanks, and CNC molds and composite parts and other products. The Company also distributes drywall and drywall finishing products, electronics and audio systems components, wiring, electrical and plumbing products, appliances, cement siding, raw and processed lumber, FRP products, interior passage doors, roofing products, tile, laminate and ceramic flooring, shower doors, furniture, fireplaces and surrounds, interior and exterior lighting products, and other miscellaneous products, in addition to providing transportation and logistics services. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any projections of financial performance or statements concerning expectations as to future developments should not be construed in any manner as a guarantee that such results or developments will, in fact, occur. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. Information about certain risks that could affect our business and cause actual results to differ from those expressed or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in the Company's Forms 10-Q for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Contact: Julie Ann Kotowski Investor Relations kotowskj@patrickind.com / 574.294.7511